EXHIBIT 1

                     JOINT FILING AGREEMENT


  In accordance with Rule 13D-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the shares of common stock, par value $.01 per share, of RJR Nabisco Holdings Corp., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 22nd day of August, 1996.

                         RIVERDALE LLC

                         By:  /s/ Carl C. Icahn
                              Carl C. Icahn
                         Its: Member


                         HIGH RIVER LIMITED PARTNERSHIP

                         By:  RIVERDALE LLC
                         Its: General Partner

                         By:  /s/ Carl C. Icahn
                              Carl C. Icahn
                         Its: Member


                         BARBERRY CORP.

                         By:  /s/ Carl C. Icahn
                              Carl C. Icahn
                         Its: Chairman of the Board


                         AMERICAN PROPERTY INVESTORS, INC.

                         By:  /s/ Carl C. Icahn
                              Carl C. Icahn
                         Its: Chairman of the Board

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                         AMERICAN REAL ESTATE PARTNERS, L.P.
                         By: AMERICAN PROPERTY INVESTORS, INC.
                         Its: General Partner


                         By:   /s/ Carl C. Icahn
                               Carl C. Icahn
                         Its:  Chairman of the Board


                         AMERICAN REAL ESTATE HOLDINGS, L.P.
                         By: AMERICAN PROPERTY INVESTORS, INC.
                         Its: General Partner


                         By:  /s/ Carl C. Icahn
                              Carl C. Icahn
                         Its: Chairman of the Board


                         By:  /s/ Carl C. Icahn
                              Carl C. Icahn



 (Joint Filing Agreement for Schedule 13D - RJR Nabisco Holdings
Corp.)